Filed pursuant to 497(e)
File Nos. 033-35788 and 811-06136
Homestead Funds, Inc.
Supplement Dated February 8, 2018
to the Statement of Additional Information dated May 1, 2017
This supplement revises certain information contained in the above-referenced Statement of Additional Information (the “SAI”) regarding the International Equity Fund, a series of Homestead Funds, Inc. (the “Corporation”). Please read this supplement carefully and keep it with your SAI for future reference. You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds’ website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.Effective on January 2, 2018, the portfolio managers for the International Equity Fund (the “Fund”) are Ferrill Roll, Alexander Walsh, Scott Crawshaw, Bryan Lloyd, Patrick Todd and Andrew West.
The first three paragraphs under the heading “Portfolio Managers – HARDING LOEVNER” on page 94 of the SAI are hereby deleted and replaced in their entirety with the following:
HARDING LOEVNER
The table below shows information regarding the other accounts managed by the portfolio management team of the International Equity Fund as of December 31, 2017:
Name of Portfolio Manager (1)	Category of Accounts	Number of Accounts Managed in Each Category of Account	Total Assets in Accounts Managed Within Each Category
Ferrill Roll	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	3 4 276	$13,371,831,334 $2,743,227,394 $14,607,250,398
Alexander Walsh	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	2 2 244	$12,566,769,456 $1,776,178,957 $3,309,224,604
Bryan Lloyd	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	2 2 239	$12,566,769,456 $1,776,178,957 $3,303,384,109
Patrick Todd	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	2 2 239	$12,566,769,456 $1,776,178,957 $3,303,384,109
Andrew West	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	5 2 239	$12,590,680,853 $1,776,178,957 $3,303,384,109
Scott Crawshaw	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	6 7 10	$11,255,484,549 $3,011,836,553 $4,910,017,627
(1)	Because Harding Loevner manages strategies with a team approach, accounts and associated assets appear multiple times for each team member.
The investment management agreement for three foreign institutional Global Equity separate accounts, with total assets of $616 million, include a performance fee.
As of December 31, 2017, Messrs. Roll, Walsh, Crawshaw, Lloyd, Todd and West did not own any shares in the International Equity Fund.